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                                                                   EXHIBIT 10.15


                                 July 11, 2001



Mr. William C. Dennis, Jr.
9501 West Highway 326
Ocala, FL  34482

Re:  Forgiveness of Debt
     -------------------

Dear Mr. Dennis:

     Reference is made to that certain Promissory Note dated November 24, 1999, pursuant to which you promised to pay $150,000 with interest as specified therein to Freedom Securities, Inc. Reference is further made to the fact that International Asset Holding Corporation has acquired such Note from Freedom Securities, now known as Tucker Anthony Sutro, Inc.

     This letter serves as our unconditional and irrevocable agreement that such Promissory Note and the indebtedness evidenced thereby shall be completely forgiven effective June 11, 2002.

                                     Very truly yours,

                                     INTERNATIONAL ASSETS HOLDING CORPORATION



                                     By: /s/ Jonathan C. Hinz
                                        ----------------------
                                              Jonathan C. Hinz

                                               Chief Financial Officer